RITA Medical Systems

# Joseph M. DeVivo

## President and Chief Executive Officer

**UBS Global Life Sciences Conference**
**September 30, 2004**


SPECIAL INVESTIGATION
How to Win the War on Cancer
REAL ESTATE
Three Stocks,
Three Hot Markets
FORTUNE
WHY WE'RE
LOSING
THE WAR ON
CANCER
(AND HOW TO WIN IT)
By Clifton Leaf

# PUBLIC ENEMY NO. 1

Doctors have dramatically reduced deaths from heart disease. But cancer is as lethal as ever and may soon overtake it as the biggest killer of Americans.



Age-adjusted death rates per 100,000 population
600
500
400
300
200
100
0
Heart disease
Cancer
1950
1960
1970
1980
1990
2002
FORTUNE CHART / SOURCE: CDC

78 • FORTUNE March 22, 2004

RITA Medical Systems

# The Cancer Opportunity/Trends - Devices

**Advances in imaging and devices help make Surgeons Less Invasive and Radiologists More Interventional.**

- Open Surgery is no longer the only intervention.
- Chemotherapy bias may reduce over time – reimbursement.
- A new continuum of care may provide better survival for cancer patients in the future. Devices should and will play a greater role.
  - New screening/diagnostics technology for early detection
  - New less invasive surgery and radiology for local control.
  - New drugs to reduce tumors and eliminate micro metastases.
  - Advances in Radiation, IMRT, Ultrasound

The Next Interventional Cardiologist – Interventional Oncologist??

# Rita Medical Systems

## Mission

To build a highly profitable company by focusing on interventional targeted therapies for both benign and malignant tumors, bringing value to our customers through the delivery of world class technology which bringing wealth to our shareholders and opportunity for our employees.

July 29th 2004

RITA Medical Systems

and

HMP For Life™
THE vascular PRODUCTS COMPANY

Close Merger

# Key Statistics FY 2003

| RITA | | HMP |
|---|---|---|
| $16.6MM | Revenue | $28.0MM |
| $10.4MM | Gross Profit | $16.7MM |
| ($9.6MM) | EBITDA | $ 3.1MM |
| $9.5MM | Cash | $1.8MM |
| $0 | Debt | $18.4MM |
| 28 | S&M Employees | 56 |
| 80 | Employees | 138 |
| 18,000 sq ft | Facility | 60,000 sq ft |

# Minimally Invasive Liver Tumor Treatment



Radiofrequency probe placed centrally in liver tumor: percutaneous, laparoscopic, or open. Leads deployed and energy applied to achieve $100^0$ C temperature for total cell death.



Electrode positioned



Molecular heating



Tumor destroyed

# Typical Ablation Using the RITA System



Original Tumor



Ablated Tumor

CT film shows pre and post procedure tumor (circled); dark image at tumor site in post-procedure film confirms destruction of cells with predictable and well-defined margins.

# RITA: The Leader In RFA

## Surgery & Radiology Products



RITA's Single-Use Disposable Needle Electrode Devices





1500X Radiofrequency Generator

# RFA Market Opportunity by Organ (Prevalence)



**Liver** – 320,000 patients
$311 million Annual World Market

**Bone** – 336,000 patients
$136 million Annual World Market

**Kidney** – 38,000 patients
$45 million Annual World Market

**Lung** – 263,000 patients
$292 million Annual World Market

**Breast** – 174,000 U.S. patients
$202 million U.S. Market

**$1 Billion Market Opportunity**

# Trends in Ablation Procedural Growth by Organ



Estimated Procedural Trends in Ablation
Breast
Lung
Bone
Kidney
Liver
Ablation Procedure Volume in Thousands
550
500
450
400
350
300
250
200
150
100
50
0
4.5
6.3
8.6
16.3
27.5
43.5
82.4
138.8
254.7
366.7
499.0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Year

RITA Medical Systems

Source: MedMarket Diligence Report

"Market Opportunities in Ablation Technology" April 2002

# Market Opportunity by Organ



**Liver** – 320,000 patients
$311 million annual world market

Buscarini et al
HCC 5 yr survival

Guglielmi et al
HCC 3 yr survival

Nicoli et al
HCC 2 yr survival

Siperstein et al
HCC & Mets
3 yr survival

Lencioni et al
RCT of
RFA vs. PEI
2 yr survival

>50 peer-reviewed reports of RITA safety & effectiveness

US & Intl
Launch

US Liver
Clearance

1997 1998 1999 2000 2001 2002 2003

# Long-Term Survival: RITA - RFA vs Surgery

(all patients with liver cancer)



100
80
60
40
20
0
Percent survival
0
12
24
36
48
60
Months
48%
42%
RITA - RFA (n = 187, current study)
Surgery (n = 249, Wayne et al, 2002)

*Lencioni R et al, presented at the RSNA 2003 (in press)*

## Comparative Survival for Patients With Colorectal Metastases


Survival
100
90
80
70
60
50
40
30
20
10
0
0
1
2
3
4
5
Years
Resection
RFA +
Chemotherapy
Chemotherapy
Mean
Survival
3.3 yrs
1.6 yrs
0.9 yrs

RITA Medical Systems

- Resection – Siperstein ACS 2002
- RFA - Lencioni R et al, presented at the CIRSE 2004
- Chemotherapy - Kemeny N. Semin Oncol. 1994;21(supply 7):67-75

Confirmed Blue Cross Blue Shield & National Top Private Payer Plans Cover RFA Liver* Ablation


Private Payers
*58 Million Lives
* 44 Million Lives Written Policy
14 Million Lives Payment Process Without Policy
14 Million Non-Confirmed Lives
Blue Cross Blue Shield
*84 Million Lives
*64 Million Lives Written Policy Written Confirmation
20 Million Payment Process Without Policy
4 Million Non-Confirmed Lives

*Primary and Colorectal Mets     Note: Lives include all managed care and indemnity product memberships

# RITA WebMD CME Course


Managing Liver Lesions: Role of Adjunctive Radiofrequency Ablation - Microsoft Internet Explorer
Managing Liver Lesions: Role of Adjunctive Radiofrequency Ablation
June 23, 2004
Connecting to media...
Presentation Outline
CME Live
WEB CONFERENCE
Medscape
from WebMD
Managing Liver Lesions: Role of Adjunctive Radiofrequency Ablation
Live Web Conference
June 23, 2004
Presenters: Peter Mueller, MD, and Lawrence S. Blaszkowsky, MD
Moderator: Bob Chevrier
CCBN

**Peter Mueller, MD**
Professor of Radiology,
Harvard Medical School,
Director of Abdominal Imaging and Interventional Radiology
Massachusetts General Hospital

**Lawrence S. Blaszkowsky, MD**
Instructor in Medicine,
Harvard Medical School,
Massachusetts General Hospital

- **Archive Traffic**
  - **>3100 Physician readers through August 31, 2004 (avg. >45min.)**
  - **416 Radiologists, 1397 Surgeons, 442 Oncologists. 915 other**
- **>225 Physicians completed CME course through August 31, 2004**

# Market Share – Estimated 2002 Sales by Company

Estimated Market Share of the U.S. Suppliers of Directed Energy-Based Tumor Ablation Products 2002


Radionics
9%
RITA Medical Systems
72%
RTC
19%

Source: Medtech Insight, "Pharmacological and Device-Based Therapeutic Approaches To Cancer Management," #A415, December 2003

# RITA's Vascular Access Business


LifeValve™


LifeGuard™




Chamber Shape
suture hole
catheter
septum
Vortex® technology

LifeValve CATHETER

LIFEGUARD safety needle

Medtronic

Vortex® PORT SYSTEM

RITA Medical Systems markets oncology product lines including implantable ports, tunneled central venous catheters, and safety needles used primarily in cancer treatment protocols. In addition, RITA has exclusive U.S. rights to distribute Medtronic Inc.'s Hepatic Arterial Infusion (HAI) product line, including sales and case support of Medtronic's IsoMed® Infusion System and related products.

# Vascular Access Oncology Market
## $600 million Worldwide Market


Central Venous Catheters 6%
Huber Needles 8%
Infusion Ports 32%
PICCS 25%
Dialysis Catheters 29%

**U.S $300mm**

**Int'l $300mm**

**Rita's Domestic Share – 9%**

# RITA's Vascular Access Products
## Infusion Ports


VORTEX MP
TM



Conventional


US Port Market
$100 mm
BOSTON
5%
DELTEC (SMITH)
14%
OTHER
2%
RITA
20%
BARD
59%

# RITA's Vascular Access Products

LifeValve CATHETER


Equilibrium
Aspiration
Infusion

**Port Valved Catheter Market**
**$10mm Domestic**


BARD
91%
BOSTON
8%
RITA
1%

# RITA's Vascular Access Products

Medtronic

RITA has exclusive U.S. rights to distribute Medtronic Inc.'s Hepatic Arterial Infusion (HAI) product line, including sales and case support of Medtronic's IsoMed® Infusion System and related products.



# RITA's Vascular Access Products
## Safety Needles

LIFEGUARD


Needle stick guard
Wings
Needle trap
Needle
22


22

### $25mm Market

- Rita's Fastest Growing Segment 30%+ Growth Rate
- Developing Leadership in Safety Needle Technology


RITA
12%
BARD
10%
DELTEC
(SMITHS)
20%
OTHER
58%

# Merger Marketplace Benefits

- **Benefits For RF ablation product line**
  - Doubles our domestic field selling effort
  - Improves competitiveness and market development
  - Increases our reach to more hospitals
  - Allows for greater concentration on new RF procedures
  - Increases productivity at each hospital
- **Benefits for HMP Product Lines**
  - Coupling High growth product with stable core product offering
  - Leveraging relationships and call points to increase overall productivity and reach
  - Building a combination therapy using systemic/regional chemotherapy delivery and local mechanical control of cancerous tumors
- **Medtronic Distribution Agreement**
  - Capitalize on existing synergy between IsoMed Hepatic Artery Pumps and Radio Frequency Ablation which are normally used in the same procedure

# Rita's Sales Targets - Channel

Medical Oncology

Surgical Oncology
Liver
Thoracic
Urologists
Breast
OB/GYN

Interventional Radiology
Liver
Lung
Kidney

Hospital Administration

The merged company will have more products and more reasons to call on the key constituencies in the hospital, increasing strategic value, customer touches, and increased productivity for each sales rep.

RITA Medical Systems

# 2nd Quarter Financial Results

# 2nd Quarter Pro Forma Combined Results

Unaudited Pro forma Condensed Consolidated Statement of Operations
Three Months Ended June 30, 2004
(In thousands, except per share amounts)

| | RITA | Horizon | Pro-forma adjustments | | Pro-forma | |
|---|---|---|---|---|---|---|
| Sales | $ 4,659 | $ 7,423 | $ - | | $ 12,082 | |
| Cost of goods sold | 1,670 | 2,685 | 144 | (a) | 4,499 | |
| Gross profit | 2,989 | 4,738 | (144) | | 7,583 | |
| Operating expenses: | | | | | | |
| Research and development | 981 | 168 | - | | 1,149 | |
| Selling, general and administrative | 4,018 | 2,920 | 221 | (a) | 7,159 | |
| Merger related expenses | - | 1,044 | - | | 1,044 | |
| Total operating expenses | 4,999 | 4,132 | 221 | | 9,352 | |
| Income / (loss) from operations | (2,010) | 606 | (365) | | (1,769) | |
| Interest income | 7 | - | - | | 7 | |
| Interest expense | - | (510) | - | | (510) | |
| Other expense, net | - | (18) | - | | (18) | |
| Net income (loss) | $ (2,003) | $ 78 | $ (365) | | $ (2,290) | |
| Net income / (loss) per common share, basic and diluted | $ (0.11) | $ 0.00 | | | $ (0.06) | (b) |
| Shares used in computing net income / (loss) per common share, basic and diluted | 18,025 | 44,193 | | | 36,639 | (b) |
| EBITDA (c) | $ (1,628) | $ 902 | | | $ (726) | |

# RITA 1st Half 2003 vs. 1st Half 2004 Performance


US Sales
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$3,197,000
$3,266,000
$3,671,000
$3,723,000
1Q 2003
2Q 2003
1Q 2004
2Q 2004


Int. Sales
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$0
$1,300,000
$783,000
$973,000
$936,000
1Q 2003
2Q 2003
1Q 2004
2Q 2004

# HMP 1st Half 2003 vs. 1st Half 2004 Performance



$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$6,087,000
$6,619,000
$7,086,000
$7,423,000
1Q 2003
2Q 2003
1Q 2004
2Q 2004

# RITA Headquarter and Operations


RITA Medical Mountain View Headquarters
RITA Medical Manchester Operations
CANADA
Calgary
Vancouver
ALBERTA
SASKATCHEWAN
MAN.
Winnipeg
ONTARIO
QUÉBEC
Seattle
WASHINGTON
Portland
MONTANA
NORTH DAKOTA
Montréal
Ottawa
MAINE
SOUTH DAKOTA
WISCONSIN
Milwaukee
Detroit
Toronto
NEW YORK
Boston
IOWA
Chicago
OHIO
Philadelphia
New York
NEBRASKA
PA.
San Francisco
UTAH
Washington, D.C.
Pacific Ocean
COLORADO
KANSAS
N.C.
Charlotte
Atlantic Ocean
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
OKLAHOMA
ARKANSAS
Memphis
TENN.
ALABAMA
S.C.
Dallas
Ciudad Juárez
TEXAS
San Antonio
Austin
Houston
Jacksonville
FLORIDA
SONORA
CHIHUAHUA
Chihuahua
MEXICO
Gulf of California
Gulf of Mexico
SINALOA
DURANGO
Monterrey
Nassau
THE BAHAMAS

- Headquarters in Mountain View, CA
- Operations and Manufacturing in Manchester, GA
- International Headquarters - Belgium

# Post-Merger U.S. Sales



CANADA
QUÉBEC
ONTARIO
B. C.
ALBERTA
SASKATCHEWAN
MAN.
N.B.
Vancouver
Calgary
Winnipeg
Seattle
WASH.
Portland
OREGON
IDAHO
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WYOMING
NEBRASKA
IOWA
WISCONSIN
Milwaukee
MICHIGAN
Detroit
Chicago
Montréal
Ottawa
Toronto
NEW YORK
MAINE
Boston
CONN.
New York
Philadelphia
PA.
OHIO
Columbus
IND.
Indianapolis
ILLINOIS
Washington, D.C.
W. VA.
VA.
KENTUCKY
Nashville
TENN.
N.C.
Charlotte
S.C.
GEORGIA
ALABAMA
Jacksonville
FLORIDA
Nassau
THE BAHAMAS
San Francisco
San Jose
NEVADA
UTAH
COLORADO
UNITED STATES
KANSAS
MO.
CALIFORNIA
Pacific Ocean
Atlantic Ocean
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
OKLAHOMA
Memphis
ARKANSAS
Dallas
TEXAS
Ciudad Juárez
Austin
San Antonio
Houston
LOUISIANA
SONORA
CHIHUAHUA
Chihuahua
MEXICO
COAHUILA DE ZARAGOZA
Monterrey
SINALOA
DURANGO
Gulf of California
Gulf of Mexico

- 42 Direct Sales Representatives - 9 Regional Sales Managers
- 2 Area Vice Presidents

# Manufacturing Facilities

- 95 employees in Manchester
- 60,000 sq. ft. single-tenant facility
- Average 2% annual employee turnover rate
- Approx. $9.00 per hour average hourly pay rate for direct labor


Manchester, Georgia
The new home of



# Manufacturing Facilities

- Environmentally Controlled Room (ECR) manufacturing
- Approx. 8,000 sq. ft. in ECR production
- Approx. 20,000 sq. ft. distribution center





# Integration Schedule



7/29
Close of Merger
9/1
Transfer of Customer Service and Distribution to GA
Q1 '05
Manufacturing Transfer Completed
8/04
9/04
10/04
11/04
12/04
1/05
2/05
3/05
4/05
8/04
Sales Integration
12/31
Close Manufacturing In CA
Q1 '05
Financial Closes

# Merger Synergy:

Expected Full Year 2005 Synergies

- Operations – 5% GM Improvement = $2mm
- G&A $4mm for FY 2004

Total $6 million at conservative 2005 estimates

# Drivers for Growth in 2005

Radiofrequency Ablation

- New Indications
- New Product Launches
  - Devices
  - Generator

Vascular Access

- New Product Launches
  - Vortex VX
  - Quick PICC
  - LifeGuard 2
  - Lifevalve

# Guidance

| | 3Q 2004 | 4Q 2004 | FY 2004 | FY 2005 |
|---|---|---|---|---|
| Revenues | $9.0 to $9.4mm | $11.5 to $12.5mm | $30mm to $31mm | $50mm to $56mm |
| Gross Margin | 60 to 62% | 60% to 62% | 62% to 63% | 66% to 68% |
| Operating Expenses | $6.6 to $6.9 | $7.0 to $7.3 | $26.2 to $27.0 | $29.9 to $30.4 |
| Net Income/(Loss) | ($3.4) to ($4.3) | ($1.6) to ($2.9) | ($11.36) to ($9.16) | $1.2 to $3.6 |
| EPS | ($.09) to ($.12) | ($.04) to ($.08) | ($.41) to ($.33) | $.03 to $.09 |

**Profitable and Cash Flow Positive 1Q 2005**
**(Minus one time integration expenses)**

# 2nd Quarter Pro Forma Combined Results

Unaudited Pro forma Condensed Consolidated Statement of Operations
Three Months Ended June 30, 2004
(In thousands, except per share amounts)

| | RITA | Horizon | Pro-forma adjustments | Pro-forma |
|---|---|---|---|---|
| Sales | $ 4,659 | $ 7,423 | $ - | $ 12,082 |
| Cost of goods sold | 1,670 | 2,685 | 144 (a) | 4,499 |
| Gross profit | 2,989 | 4,738 | (144) | 7,583 |
| Operating expenses: | | | | |
| Research and development | 981 | 168 | - | 1,149 |
| Selling, general and administrative | 4,018 | 2,920 | 221 (a) | 7,159 |
| Merger related expenses | - | 1,044 | - | 1,044 |
| Total operating expenses | 4,999 | 4,132 | 221 | 9,352 |
| Income / (loss) from operations | | | (365) | (1,769) |
| Interest income | | | - | 7 |
| Interest expense | - | (510) | - | (510) |
| Other expense, net | - | (18) | - | (18) |
| Net income (loss) | $ (2,003) | $ 78 | $ (365) | $ (2,290) |
| Net income / (loss) per common share, basic and diluted | $ (0.11) | $ 0.00 | | $ (0.06) (b) |
| Shares used in computing net income / (loss) per common share, basic and diluted | 18,025 | 44,193 | | 36,639 (b) |
| EBITDA (c) | $ (1,628) | $ 902 | | $ (726) |

COGS (225) 5% Imp

SG&A (1000)

Merger Expenses (1044)

Interest ($60)

Net Income $39

Wells Fargo Securities

August 3, 2004
Medical Technology

Analysis of Sales/Earnings Estimates Change Ratings Change Price Target Change

Wade H. King, M.D.
415-645-0611
wade.h.king@wellsfargo.com

Ed Shenkan
415-645-0614

## RITA Medical Systems, Inc. – Buy (RITA $3.65)

**Provides Guidance for Newly Combined Entity; Reinstating Buy Rating**

### Buy Rating with $5.00 Price Target

We are reinstating our Buy rating on RITA Medical with a price target of $5.00. Our target is 4x our 2005 revenue estimate, discounted at 20% for six months. Our new RITA estimates for the combined company include 2005 revenues of $54 million and EPS of $0.06.

### Clear Road to Profitability in 1Q05

As a result of the recent merger, we expect the combined company to break even in 1Q05. Management expects the company to realize $5-8 million in annual expense reductions in manufacturing, G&A, and sales.

Please see analyst certification and important disclosures on pages 4 – 6. Wells Fargo Securities does and seeks to do business with companies covered in its research reports. As a result, investors should be aware that the firm may have a conflict of interest that could affect the objectivity of this report. Investors should consider this report as only a single factor in making their investment decision.

RESEARCH REPORT

WR HAMBRECHT+CO

August 4, 2004

RITA Medical Systems

NASDAQ: RITA
PRICE: $3.64
RATING: BUY

**Investment Conclusion:** *We are reiterating our Buy rating on Rita Medical following Tuesday's release of in-line Q2:04 results. Importantly, the merger with Horizon Medical (HMP) is now complete, and management issued preliminary 2005 consolidated guidance that approximated our initial 2005 EPS estimate of $0.06, (while admittedly obtaining this result via a slightly different route including lower sales, higher gross margins, and lower operating expenses discussed in more detail below). The bottom line on the stock is that the post-merger Rita should maintain a stronger presence in the surgical and interventional oncology markets (particularly with the large direct sales force and new access products) and should post financial break -even results sooner (perhaps as early as Q1:05). We apply a 4.5x EV/R multiple to our new 2005 revenue estimate of $53.0 million to derive our new $6.25 target price.*

Please see the Important Disclosures Section at the end of this report.

# Summary

- The large independent pure play medical device company focusing on interventional targeted therapies for benign and malignant tumors, second only to Boston Scientific oncology division in terms of revenue and sales force size
- Critical mass to operate as profitable organization
- Positive earnings and cash flow following successful integration of companies
- Ability to continue investment in R&D
- Platform deal – RITA will be positioned to potentially acquire or license additional technology

RITA Medical Systems

**Thanks You!**